UNITED STATES
SECURITES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 – K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 24, 2005

PEOPLES FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi
(State or Other Jurisdiction of Incorporation)

O-30050	64-0709834
(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530
(Address of Principal Executive Offices)	(Zip Code)

(228) 435-5511
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Addresss, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 3.01 Notice of Delisting or Failure to Satisfy A Continued Listing Rule or Standard

On June 17, 2005, Peoples Financial Corporation (the “Company”) received an oral inquiry from the Listing Qualifications Department at NASDAQ indicating that the Company was not in compliance with NASDAQ’s requirements for compensation committee membership. At a meeting of its Board of Directors on June 22, 2005, the Company revised its compensation committee structure and advised NASDAQ of this action.

In correspondence dated June 23, 2005, NASDAQ confirmed that the Company was now in compliance with NASDAQ’s requirements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2005

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman Chevis C. Swetman Chairman, President and CEO